Exhibit 99.2

TEMPLE-INLAND INC.

UNAUDITED PRO FORMA FINANCIAL INFORMATION

As part of our previously announced transformation plan, we have completed the spin-off of Guaranty Financial Group Inc. (Guaranty) and Forestar Real Estate Group Inc. (Forestar). The following Unaudited Pro Forma Financial Information has been prepared to reflect our distribution of all the shares of common stock of Guaranty and Forestar to our shareholders. On December 28, 2007, we distributed one share of Guaranty common stock and one share of Forestar common stock for every three shares of Temple-Inland common stock held by our shareholders. Cash was issued in lieu of fractional shares of Guaranty and Forestar. We received a ruling from the Internal Revenue Service indicating that the spin-offs qualify as tax-free distributions for U.S. federal income tax purposes to Temple-Inland and its shareholders. However, cash received in lieu of fractional shares will be taxable.

At the time of the distribution Guaranty held all of the assets and liabilities associated with our financial services operations and Forestar held all of the assets and liabilities associated with our real estate operations. Following the distribution we do not own any of the common stock of Guaranty or Forestar, and each is an independent company.

The following Unaudited Pro Forma Consolidated Balance Sheet as of third quarter-end 2007 and the Unaudited Pro Forma Condensed Consolidated Statements of Income for the first nine months 2007 and for the years 2006, 2005 and 2004 have been adjusted to give effect to the spin-offs. The Unaudited Pro Forma Consolidated Balance Sheet assumes the spin-offs occurred at third quarter-end 2007 and the Unaudited Pro Forma Condensed Consolidated Statements of Income assume the spin-offs occurred as of the beginning of the earliest period presented.

Management believes that the assumptions used to derive the Unaudited Pro Forma Financial Information are reasonable. The Unaudited Pro Forma Financial Information has been provided for informational purposes only and is not necessarily indicative of future financial condition or results of operations or the financial condition or results of operations that would have occurred had we completed the spin-offs on the dates indicated. This Unaudited Pro Forma Financial Information should be read in conjunction with our historical consolidated financial statements, which can be found in our quarterly report on Form 10-Q for the period ended September 29, 2007, filed with the Securities and Exchange Commission on November 7, 2007, and our annual report on Form 10-K for the fiscal year ended December 30, 2006, filed with the Securities and Exchange Commission on February 23, 2007.

This Unaudited Pro Forma Financial Information does not reflect other aspects of our previously announced transformation plan including: (i) the sale of our timberlands for $2.38 billion, (ii) the pledge of the notes received in the sale of our timberlands as collateral for a non-recourse loan payable in 2027 with proceeds of $2.14 billion, (iii) the payment of a special dividend of $1.1 billion, (iv) the reduction of debt of $700 million, and (v) the payment or accrual of transformation related costs, all of which occurred in fourth quarter 2007.

TEMPLE-INLAND INC.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

THIRD QUARTER-END 2007

		PRO FORMA ADJUSTMENTS
				OTHER
	HISTORICAL	GUARANTY	FORESTAR	ADJUSTMENTS		PRO FORMA
		A	B
	(In millions)
ASSETS
Cash and cash equivalents	$ 238	$ (197)	$ (6)	$ -		$ 35
Trade receivables, net of allowance for doubtful accounts of $15	446	-	-	-		446
Inventories	417	-	-	-		417
Assets held-for-sale	309	-	-	-		309
Timber and timberland	51	-	(41)	-		10
Real estate	613	-	(613)	-		-
Loans held for sale	19	(19)	-	-		-
Loans, net of allowance for losses of $91	9,561	(9,561)	-	-		-
Securities available-for-sale	1,970	(1,970)	-	-		-
Securities held-to-maturity	3,851	(3,851)	-	-		-
Investment in Federal Home Loan Bank stock	224	(224)	-	-		-
Property and equipment, net	1,848	(222)	(10)	(12)	C	1,604
Goodwill	509	(144)	-	-		365
Other intangible assets	27	(27)	-	-		-
Prepaid expenses and other assets	609	(269)	(10)	-		330
TOTAL ASSETS	$ 20,692	$ (16,484)	$ (680)	$ (12)		$ 3,516

TEMPLE-INLAND INC.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

THIRD QUARTER-END 2007

PRO FORMA ADJUSTMENTS
OTHER
HISTORICAL	GUARANTY	FORESTAR	ADJUSTMENTS	PRO FORMA
	A	B
(in millions)

LIABILITIES
Accounts payable, accrued expenses, and other liabilities	$ 1,001	$ (184)	$ (79)	$ 6	D	$ 744
Long-term debt and other borrowings	1,726	(101)	(177)	110	E	1,558
Deposits	9,370	(9,370)	-	-		-
Federal Home Loan Bank borrowings	5,075	(5,075)	-	-		-
Obligations to settle trade date securities	435	(435)	-	-		-
Deferred income taxes	158	40	(4)	3	F	197
Liability for pension benefits	199	-	-	-		199
Liability for postretirement benefits	134	-	-	-		134
Subordinated notes payable to trust	314	(314)	-	-		-
TOTAL LIABILITIES	18,412	(15,439)	(260)	119		2,832

SHAREHOLDERS' EQUITY
Preferred stock -- par value $1 per share:
authorized 25,000,000 shares; none issued	-	-	-	-		-
Common stock -- par value $1 per share:
authorized 200,000,000 shares; issued 123,605,344 shares,
including shares held in the treasury	124	-	-	-		124
Additional paid-in capital	468	-	-	-		468
Accumulated other comprehensive loss, net	(196)	12	-	-		(184)
Retained earnings	2,552	(1,057)	(420)	(131)	G	944
	2,948	(1,045)	(420)	(131)		1,352
Cost of shares held in the treasury: 17,534,177 shares	(668)	-	-	-		(668)
TOTAL SHAREHOLDERS' EQUITY	2,280	(1,045)	(420)	(131)		684
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$ 20,692	$ (16,484)	$ (680)	$ (12)		$ 3,516

Please read notes to the unaudited pro forma consolidated balance sheet

TEMPLE-INLAND INC.

NOTES TO THE UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

A.	Represents third quarter-end 2007 carrying value of assets, liabilities and equity of Guaranty, the common stock of which was distributed to our shareholders on December 28, 2007.

B.	Represents third quarter-end 2007 carrying value of assets, liabilities and equity of Forestar, the common stock of which was distributed to our shareholders on December 28, 2007.

C.	Represents the carrying value of fractional ownership interests in corporate aircraft to be contributed to Guaranty and Forestar.

D.	Represents the carrying value of our equity interest in one of our subsidiaries to be contributed to Guaranty.

E.	Represents cash to be contributed to Guaranty.

F.	Represents deferred taxes primarily related to allocation of share-based compensation to be contributed to Guaranty.

G.

Represents the sum of equity contributions to (i) Guaranty and Forestar related to C above totaling $12 million (ii) Guaranty related to D above totaling $6 million (iii) Guaranty related to E above totaling $110 million and (iv) Guaranty related to F above totaling $3 million.

TEMPLE-INLAND INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME

FIRST NINE MONTHS 2007

		PRO FORMA ADJUSTMENTS
					OTHER
	HISTORICAL	GUARANTY	FORESTAR		ADJUSTMENTS		PRO FORMA
		A	B
	(In millions)

REVENUES
Manufacturing and real estate	$ 3,112	$ -	$ (123)		$ -		$ 2,989
Financial services	866	(866)	-		-		-
	3,978	(866)	(123)		-		2,989

COSTS AND EXPENSES
Manufacturing and real estate	(2,903)	-	77		9	C	(2,817)
Financial services	(742)	742	-		-		-
	(3,645)	742	77		9		(2,817)
OPERATING INCOME	333	(124)	(46)		9		172
Parent company interest	(93)	-	7	D	-		(86)
Other non-operating income (expense)	2	-	(1)		-		1
INCOME BEFORE INCOME TAXES	242	(124)	(40)		9		87
Income tax (expense)	(94)	46	14		-		(34)
INCOME FROM CONTINUING OPERATIONS	$ 148	$ (78)	$ (26)		$ 9		$ 53

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Basic	105.9						105.9
Diluted	107.9						107.9

EARNINGS PER SHARE FROM CONTINUING OPERATIONS
Basic	$ 1.41						$ 0.50
Diluted	$ 1.38						$ 0.49

Please read notes to the unaudited pro forma condensed consolidated statements of income.

TEMPLE-INLAND INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME

FOR THE YEAR 2006

		PRO FORMA ADJUSTMENTS
	HISTORICAL	GUARANTY	FORESTAR		PRO FORMA
		A	B
	(In millions)

REVENUES
Manufacturing and real estate	$ 4,389	$ -	$ (204)		$ 4,185
Financial services	1,169	(1,169)	-		-
	5,558	(1,169)	(204)		4,185

COSTS AND EXPENSES
Manufacturing and real estate	(3,880)	-	115		(3,765)
Financial services	(965)	965	-		-
	(4,845)	965	115		(3,765)
OPERATING INCOME	713	(204)	(89)		420
Parent company interest	(128)	-	5	D	(123)
Other non-operating income (expense)	92	-	1		93
INCOME BEFORE INCOME TAXES	677	(204)	(83)		390
Income tax (expense)	(208)	74	31		(103)
INCOME FROM CONTINUING OPERATIONS	$ 469	$ (130)	$ (52)		$ 287

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Basic	108.8				108.8
Diluted	110.8				110.8

EARNINGS PER SHARE FROM CONTINUING OPERATIONS
Basic	$ 4.31				$ 2.64
Diluted	$ 4.23				$ 2.59

Please read notes to the unaudited pro forma condensed consolidated statements of income.

TEMPLE-INLAND INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME

FOR THE YEAR 2005

		PRO-FORMA ADJUSTMENTS
	HISTORICAL	GUARANTY		FORESTAR		PRO FORMA
		A		B
	(In millions)

REVENUES
Manufacturing and real estate	$ 3,978	$ -		$ (135)		$ 3,843
Financial services	983	(983)		-		-
	4,961	(983)		(135)		3,843

COSTS AND EXPENSES
Manufacturing and real estate	(3,797)	4	E	70		(3,723)
Financial services	(787)	787		-		-
	(4,584)	791		70		(3,723)
OPERATING INCOME	377	(192)		(65)		120
Parent company interest	(115)	-		6	D	(109)
Other non-operating income (expense)	-	-		-		-
INCOME BEFORE INCOME TAXES	262	(192)		(59)		11
Income tax (expense) benefit	(86)	71		22		7
INCOME FROM CONTINUING OPERATIONS	$ 176	$ (121)		$ (37)		$ 18

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Basic	112.6					112.6
Diluted	114.5					114.5

EARNINGS PER SHARE FROM CONTINUING OPERATIONS
Basic	$ 1.56					$ 0.16
Diluted	$ 1.54					$ 0.16

Please read notes to the unaudited pro forma condensed consolidated statements of income.

TEMPLE-INLAND INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME

FOR THE YEAR 2004

		PRO-FORMA ADJUSTMENTS
	HISTORICAL	GUARANTY		FORESTAR		PRO FORMA
		A		B
	(In millions)

REVENUES
Manufacturing and real estate	$ 3,860	$ -		$ (166)		$ 3,694
Financial services	988	(988)		-		-
	4,848	(988)		(166)		3,694

COSTS AND EXPENSES
Manufacturing and real estate	(3,667)	2	E	115		(3,550)
Financial services	(827)	827		-		-
	(4,494)	829		115		(3,550)
OPERATING INCOME	354	(159)		(51)		144
Parent company interest	(130)	-		5	D	(125)
Other non-operating income (expense)	-	-		-		-
INCOME BEFORE INCOME TAXES	224	(159)		(46)		19
Income tax (expense) benefit	(67)	59		16		8
INCOME FROM CONTINUING OPERATIONS	$ 157	$ (100)		$ (30)		$ 27

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Basic	111.4					111.4
Diluted	112.4					112.4

EARNINGS PER SHARE FROM CONTINUING OPERATIONS
Basic	$ 1.40					$ 0.24
Diluted	$ 1.39					$ 0.24

Please read notes to the unaudited pro forma condensed consolidated statements of income.

TEMPLE-INLAND INC.

NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED

STATEMENTS OF INCOME

A.	Represents the historical results of operations of Guaranty, the common stock of which was distributed to our shareholders on December 28, 2007.

B.	Represents the historical results of operations of Forestar, the common stock of which was distributed to our shareholders on December 28, 2007.

C.	Represents expenses incurred related to the spin-off of Guaranty and Forestar.

D.	Represents interest expense on third-party debt and allocated interest related to the intercompany debt between Forestar and Temple-Inland.

E.	Represents the allocation of share-based compensation expense.